                                                                     EXHIBIT 10




                               ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-68463 for Hartford Life Insurance Company Separate Account Seven on Form N-4.



Hartford, Connecticut                                /s/ Arthur Andersen LLP
April 12, 1999